UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ___________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 22, 2004
                Date of Report (Date of Earliest Event Reported)


                              CALLAWAY GOLF COMPANY
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                 1-10962              95-3797580
 (State or Other Jurisdiction     (Commission         (I.R.S. Employer
       of Incorporation)          File Number)       Identification No.)



                              2180 Rutherford Road
                             Carlsbad, CA 92008-7328
                    (Address of Principal Executive Offices)

                                 (760) 931-1771
              (Registrant's Telephone Number, Including Area Code)

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ITEM 9.    REGULATION FD DISCLOSURE.*

     On January 22, 2004, Callaway Golf Company issued a press release captioned "Callaway Golf Announces 2003 Results and Reiterates 2004 Guidance." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.*

     On January 22, 2004, Callaway Golf Company issued a press release captioned "Callaway Golf Announces 2003 Results and Reiterates 2004 Guidance." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

*The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 22, 2004                     CALLAWAY GOLF COMPANY



                                            By: /s/ Bradley J. Holiday
                                                ________________________________
                                                Bradley J. Holiday
                                                Senior Executive Vice President
                                                and Chief Financial Officer

                                  Exhibit Index



99.1 Press release, dated January 22, 2004, captioned "Callaway Golf Announces 2003 Results and Reiterates 2004 Guidance."